UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-04119

T. Rowe Price High Yield Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: November 30, 2018

Item 1. Report to Shareholders

U.S. High Yield Fund	November 30, 2018

Beginning on January 1, 2021, as permitted by SEC regulations, paper copies of the T. Rowe Price funds’ annual and semiannual shareholder reports will no longer be mailed, unless you specifically request them. Instead, shareholder reports will be made available on the funds’ website (troweprice.com/prospectus), and you will be notified by mail with a website link to access the reports each time a report is posted to the site.

If you already elected to receive reports electronically, you will not be affected by this change and need not take any action. At any time, shareholders who invest directly in T. Rowe Price funds may generally elect to receive reports or other communications electronically by enrolling at troweprice.com/paperless or, if you are a retirement plan sponsor or invest in the funds through a financial intermediary (such as an investment advisor, broker-dealer, insurance company, or bank), by contacting your representative or your financial intermediary.

You may elect to continue receiving paper copies of future shareholder reports free of charge. To do so, if you invest directly with T. Rowe Price, please call T. Rowe Price as follows: IRA, nonretirement account holders, and institutional investors, 1-800-225-5132; small business retirement accounts, 1-800-492-7670. If you are a retirement plan sponsor or invest in the T. Rowe Price funds through a financial intermediary, please contact your representative or financial intermediary or follow additional instructions if included with this document. Your election to receive paper copies of reports will apply to all funds held in your account with your financial intermediary or, if you invest directly in the T. Rowe Price funds, with T. Rowe Price. Your election can be changed at any time in the future.

T. ROWE PRICE U.S. HIGH YIELD FUND

HIGHLIGHTS

■	The U.S. High Yield Fund posted a modest gain in the six-month period ended November 30, 2018. The fund performed in line with the ICE BofAML US High Yield Constrained Index and outperformed its Lipper peer group average.

■	We benefited from credit selection and an underweight allocation to the energy sector. However, our underweight in BB rated bonds detracted from relative results.
■	We have maintained a yield premium versus the benchmark through our overweight in the CCC rated bonds and underweight in BB rated issuers.
■	Our outlook for the high yield market remains constructive, although we expect slowing economic growth and volatility due to rising interest rates and trade disputes.

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CIO Market Commentary

Dear Shareholder

Financial markets were challenging for both bond and stock investors in the six months ended November 30, 2018, the first half of your fund’s fiscal year. Longer-term Treasury yields rose through most of the period, providing a general headwind to fixed income returns. The prospect of higher interest rates also weighed on stock prices, and investors faced additional tests from deepening U.S.-China trade tensions, a strengthening U.S. dollar, and signs of slowing global growth.

The weak performance of most asset classes over the past six months stood in stark contrast to solid fundamentals, particularly in the U.S. Thanks in part to recent fiscal stimulus, U.S. gross domestic product expanded at an annualized rate of 4.2% in the second quarter of the year and 3.5% in the third—the best back-to-back performance in four years. Profit growth in the two quarters was even more impressive, with earnings for the S&P 500 as a whole rising at the fastest pace since the recovery from the financial crisis nearly a decade ago.

As usual, the robust economy presented a mixed blessing for bond investors. The strong economic data—including signs that wage gains were finally taking root—fostered a rise in longer-term interest rates and weighed on bond prices. (Bond prices and yields move in opposite directions.) The yield on the benchmark 10-year Treasury note jumped from 2.83% at the end of May to 3.25% in intraday trading on October 5—its highest level since the summer of 2011.

On the positive side, healthy economic conditions also helped solidify borrowers’ balance sheets, bolstering corporate bonds and other credit-sensitive issues. Riskier bonds also typically sport higher coupons, which helped insulate total returns from a decline in bond prices. Indeed, asset-backed securities and better-rated (B and Ba) high yield corporate bonds were among the few fixed income sectors to record gains during the period. Leveraged loans, which feature floating interest rates, were also positive.

Solid economic data paired with tame overall inflation allowed the Federal Reserve to stick to its path of gradually raising short-term interest rates, boosting returns for those seeking current income. The Fed raised the federal funds rate again in June and September and, as of this writing, appears likely to do so again in December. The Fed’s rate increases and the strong U.S. economy attracted assets from overseas, where interest rates in most developed economies generally remained near zero. As a result, most currencies fell against the dollar, weighing on returns for U.S. investors in foreign markets.

The jump in interest rates eventually spilled over into U.S. equity markets, helping push the S&P 500 Index back into its second correction (down over 10% from its highs) for the year in the month of October. Rising trade tensions with China and slowing growth in Europe and Asia also contributed to the turn in sentiment.

In fact, worries about the U.S. economy overheating and sparking inflation dissipated in November, as investors grew more concerned that global growth would slow significantly in 2019. Some late disappointing economic data, along with investors shifting assets from stocks to bonds, caused longer-term bond yields to fall back sharply. In just a few weeks, the yield on the 10-year Treasury note retraced more than half of its advance since May and ended November just above 3%.

While a slowdown in the U.S. economy and corporate profit growth seems all but inevitable in 2019, it seems premature to conclude that the current expansion is coming to an end. Late-cycle markets such as this one tend to create challenges but also dislocations that savvy investors can exploit. You can be confident that your fund’s manager is drawing on the firm’s in-depth research and fundamental analysis in seeking to find opportunities in the coming year.

Thank you for your continued confidence in T. Rowe Price.

Sincerely,

Robert Sharps
Group Chief Investment Officer

Management’s Discussion of Fund Performance

INVESTMENT OBJECTIVE

The fund seeks total return and, secondarily, current income.

FUND COMMENTARY

How did the fund perform in the past six months?

The U.S. High Yield Fund returned 0.21% in the six months ended November 30, 2018. The fund performed in line with its benchmark, the ICE BofAML US High Yield Constrained Index, and outperformed the Lipper peer group average. (Returns for Advisor and I Class shares varied slightly, reflecting their different fee structures. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

The positive relative performance drivers were credit selection, the fund’s allocation to leveraged loans, an underweight position in the energy sector, and our emphasis on higher credit quality holdings within the CCC credit rating tier. Security selection was particularly good within B rated bonds, which account for just over half of the fund’s holdings. While we realize that it is late in the credit cycle, we have benefited from owning higher-quality credits within each of the three main ratings tiers.

Our leveraged loan holdings generated good performance due to strong demand in a rising rate environment. We held roughly 5% to 8% of the portfolio in loans during the six-month period. It is important to note that loans are an out-of-benchmark asset class for the fund. Leveraged loans have floating rates that are tied to the very shortest part of the yield curve, so they benefit directly when the Fed raises rates. We also invest in other out-of-benchmark areas, such as European high yield bonds and emerging markets debt, and the fund benefited from good credit selection within these segments. However, those asset classes underperformed the U.S. high yield bond market during the reporting period.

While we do not actively manage the fund’s duration—it is a credit-focused strategy—we benefited from our shorter-than-benchmark duration as rates rose over the six-month period. (Duration is a measure of a bond’s or bond fund’s interest rate sensitivity.) Our shorter duration versus the benchmark was the result of an underweight position in BB rated bonds, an overweight in CCC holdings, and our allocation to leveraged loans, which are floating rate instruments.

On an industry basis, the fund’s top relative performance contributors during the past six months were basic industry, retail, and media. Our best individual company contributors came from a cross section of industries. Our largest holding, PF Chang’s China Bistro, performed well. We believe the restaurant chain will benefit from being a takeover candidate. Dish DBS, another top contributor, is a satellite operator that benefited from its rich spectrum portfolio, which will be valuable in the industry 5-G rollout phase. Bausch Health is a turnaround story in the pharmaceutical space. The current management team inherited an overleveraged balance sheet following an aggressive acquisition spree and has been prudently diverting all free cash flow to paying down debt. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

The largest relative performance detractor was our significant underweight allocation to BB rated bonds. The industries that hurt our relative performance included health care, capital goods, and services. The underperformance in health care stemmed from our underweight in the hospital sector, which proved resilient when the market sold off in October and November. We were also underweight to riskier pharmaceutical companies, which staged a decent recovery during the past six months. While our relative performance in energy was strong, the segment was a significant absolute performance detractor. Our worst-performing holdings were all energy exploration and production companies, including California Resources, Sanchez Energy, and Halcon Resources. During the six-month period, oil prices dropped sharply, and these companies are highly leveraged to oil prices.

How is the fund positioned?

Over the past six months, we have attempted to maintain a yield premium (versus our benchmark) of about one percentage point. This is reflected in our credit tier positioning—overweighting CCC and underweighting BB rated bonds. We continue to see limited risk-adjusted value opportunities in off-benchmark areas such as European high yield bonds, emerging markets debt, and convertible bonds. Although we remain constructive on leveraged loans, we are aware of the risks facing the asset class, including elevated valuations, lax covenants, and a trend toward higher leverage. It is important to note that while we were overweight to CCC rated bonds, our allocation was heavily tilted toward the higher-quality part of this tier, and we have attempted to avoid the distressed segments. We believe the majority of our CCC holdings are poised to be upgraded to the B credit tier over the next few years.

Our sector weightings did not change drastically in the reporting period, and we don’t expect them to change significantly during the coming year. We have continued to underweight the financial services industry because most of the high yield issuers in the segment rely heavily on wholesale (non-deposit) funding to finance their business models. We also remained underweight in technology, as many of the companies in that industry are highly leveraged software companies and leveraged buyouts. Energy is still the largest sector in the high yield market, and we have remained underweight as oil prices dropped.

What is portfolio management’s outlook?

While we continue to think that it is late in an already-extended credit cycle, we are constructive on valuation and fundamentals and believe that there is a low probability of a significant increase in defaults over the next 12 months. The recent pullback made valuations more attractive, and spreads are now near average cycle levels. The absolute yield of the asset class has risen above 7%, which makes it quite attractive versus other parts of the fixed income landscape.

As we examine the overall market, we note that the next significant period of high yield bond maturities is in the 2022–2023 time frame. Many strategists and economists are predicting that the next recession will occur in 2021 on average. While liquidity has been challenging over the past few months, we are mindful that the technical conditions for high yield bonds are strong and that the investor “bonds to loans” trend could reverse as soon as it becomes more apparent that we are near the end of the Fed’s tightening cycle and rising rate expectations abate. However, if interest rates do continue to rise, we believe that the best two asset classes within fixed income will be leveraged loans and high yield bonds.

Although we are constructive on the corporate fundamentals of the high yield market, we should also highlight some of the risks that we see on the horizon. Many companies that issue leveraged loans have not hedged their floating rate exposure, which could hurt their cash flow profiles over time. Higher inflation, labor, and commodity costs, coupled with a potential simultaneous economic slowdown, could result in a combination of shrinking margins and declining sales. Weakness in equity markets also has a knock-on effect for many high yield issuers; it could remove their lifeline as far as raising capital to reduce leverage. As always, the most persistent risks when investing in high yield bonds are liquidity and volatility. We aim to combat these risks with prudent portfolio construction and rigorous credit selection.

A persistently stronger dollar and a potential trade war sparked by the U.S. tariff battle with China should have a modest effect on the U.S. high yield bond asset class because it is mostly an onshore market composed of companies with limited import/export exposure. This is especially true when compared with the investment-grade market and emerging markets companies that issue debt denominated in U.S. dollars. The three most at-risk subindustries of the high yield market include autos, steel, and manufacturing, which account for less than 8% of the market. We believe the longer-term risks are higher interest rates when the next major maturity wall approaches in 2022 concurrent with a possible recession in the same time frame. As always, our most important determinant for generating outperformance remains security selection.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISKS OF BOND INVESTING

Bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. High yield corporate bonds could have greater price declines than funds that invest primarily in high-quality bonds. Companies issuing high yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered to be speculative investments. Bank loans may at times become difficult to value and highly illiquid; they are subject to credit risk such as nonpayment of principal or interest and risks of bankruptcy and insolvency.

Investing in the securities of non-U.S. issuers involves special risks not typically associated with investing in U.S. issuers. Foreign securities tend to be more volatile and less liquid than investments in U.S. securities and may lose value because of adverse local, political, social, or economic developments overseas or due to changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, foreign investments are subject to settlement practices and regulatory and financial reporting standards that differ from those of the U.S. These risks are heightened for the fund’s investments in emerging markets, which are more susceptible to governmental interference, less efficient trading markets, and the imposition of local taxes or restrictions on gaining access to sales proceeds for foreign investors.

PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST ISSUERS

	Percent of Net Assets 11/30/18
PF Chang's China Bistro	2.3%
Envision Healthcare	2.3
Intelsat Bermuda	2.2
C&W Sr Financing Designate	2.1
Weight Watchers	2.0
DKT Finance	2.0
Refinitiv	1.9
California Resources	1.8
Uber Technologies	1.8
ARD Finance	1.8
Golden Nugget	1.7
Ziggo Bond	1.7
Flex Acquisition	1.7
Numericable	1.6
Mattel	1.6
Univision Communications	1.5
Global Telecom & Technology	1.4
GFL Environmental	1.4
Radiate Holdco	1.4
Crimson Merger Sub	1.4
Bausch Health	1.4
Williams Scotsman International	1.3
SunCoke Energy	1.3
Cincinnati Bell	1.3
Chesapeake Energy	1.2
Total	42.1%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio. Holdings of the issuers are combined and may be shown in the Portfolio of Investments under their subsidiaries.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

EXPENSE RATIO

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, and I Class shares are available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

QUARTER-END RETURNS

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS‡	Par/Shares	$ Value
(Amounts in 000s)		
CORPORATE BONDS 90.3%		
Basic Industry 12.3%		
Aleris International, 10.75%, 7/15/23 (1)	610	634
Alpha 2, 8.75%, 6/1/23 (1)(2)	1,625	1,580
Core & Main, 6.125%, 8/15/25 (1)	2,075	1,899
CVR Partners, 9.25%, 6/15/23 (1)	1,575	1,654
First Quantum Minerals, 7.50%, 4/1/25 (1)	1,875	1,695
Hudbay Minerals, 7.625%, 1/15/25 (1)	815	810
M/I Homes, 5.625%, 8/1/25	1,550	1,426
New Enterprise Stone & Lime, 10.125%, 4/1/22 (1)	1,910	1,967
Novelis, 6.25%, 8/15/24 (1)	1,525	1,510
PQ, 5.75%, 12/15/25 (1)	1,545	1,456
Starfruit Finco, 8.00%, 10/1/26 (1)	1,740	1,666
SunCoke Energy Partners, 7.50%, 6/15/25 (1)	2,025	2,010
Warrior Met Coal, 8.00%, 11/1/24 (1)	1,500	1,509
		19,816
Capital Goods 5.5%		
ARD Finance, 7.125%, 9/15/23 (2)	3,025	2,790
Bombardier, 8.75%, 12/1/21 (1)	1,565	1,616
BWAY Holding, 7.25%, 4/15/25 (1)	1,975	1,785
Flex Acquisition, 6.875%, 1/15/25 (1)	2,856	2,635
		8,826
Consumer Goods 5.3%		
Avon International Operations, 7.875%, 8/15/22 (1)	1,625	1,629
Chobani, 7.50%, 4/15/25 (1)	970	795
Fage International, 5.625%, 8/15/26 (1)	795	696
HLF Financing, 7.25%, 8/15/26 (1)	1,570	1,582
Mattel, 6.75%, 12/31/25 (1)	2,575	2,433

Sigma Holdco, 7.875%, 5/15/26 (1)	1,650	1,462
		8,597
Energy 8.3%		
AmeriGas Partners, 5.50%, 5/20/25	1,364	1,262
AmeriGas Partners, 5.625%, 5/20/24	285	270
Bruin E&P Partners, 8.875%, 8/1/23 (1)	1,322	1,213
California Resources, 8.00%, 12/15/22 (1)	1,772	1,351
Chaparral Energy, 8.75%, 7/15/23 (1)	1,258	1,186
Chesapeake Energy, 8.00%, 6/15/27	2,030	1,934
Denbury Resources, 9.00%, 5/15/21 (1)	1,425	1,421
Halcon Resources, 6.75%, 2/15/25	1,538	1,176
Rockpoint Gas Storage, 7.00%, 3/31/23 (1)	780	757
Sanchez Energy, 7.25%, 2/15/23 (1)	1,700	1,462
Vermilion Energy, 5.625%, 3/15/25 (1)	1,393	1,323
		13,355
Financial Services 0.9%		
Refinitiv US Holdings, 8.25%, 11/15/26 (1)	1,565	1,487
		1,487
Health Care 9.4%		
Bausch Health, 5.50%, 3/1/23 (1)	2,263	2,190
Change Healthcare Holdings, 5.75%, 3/1/25 (1)	1,575	1,522
Envision Healthcare, 8.75%, 10/15/26 (1)	1,994	1,869
Hadrian Merger, 8.50%, 5/1/26 (1)	1,350	1,256
MPH Acquisition Holdings, 7.125%, 6/1/24 (1)	1,225	1,222
Ortho-Clinical Diagnostics, 6.625%, 5/15/22 (1)	2,350	2,262
Polaris Intermediate, 8.50%, 12/1/22 (1)(2)	1,250	1,245
Tenet Healthcare, 7.00%, 8/1/25	1,875	1,823
Valeant Pharmaceuticals International, 9.25%, 4/1/26 (1)	1,600	1,704
		15,093
Insurance 2.6%		
Acrisure, 7.00%, 11/15/25 (1)	795	688

HUB International, 7.00%, 5/1/26 (1)	2,035	1,933
USIS Merger, 6.875%, 5/1/25 (1)	1,675	1,585
		4,206
Leisure 2.4%		
Caesars Resort Collection, 5.25%, 10/15/25 (1)	1,525	1,397
Marriott Ownership Resorts, 6.50%, 9/15/26 (1)	680	675
Stars Group Holdings, 7.00%, 7/15/26 (1)	1,863	1,865
		3,937
Media 11.2%		
Altice France, 6.25%, 5/15/24 (1)	2,591	2,507
CBS Radio, 7.25%, 11/1/24 (1)	1,700	1,628
Cimpress, 7.00%, 6/15/26 (1)	1,900	1,860
DISH DBS, 7.75%, 7/1/26	1,755	1,549
Gray Escrow, 7.00%, 5/15/27 (1)	1,825	1,852
MDC Partners, 6.50%, 5/1/24 (1)	1,710	1,449
Radiate Holdco, 6.625%, 2/15/25 (1)	2,475	2,227
Univision Communications, 5.125%, 2/15/25 (1)	2,575	2,343
Ziggo Bond, 6.00%, 1/15/27 (1)	3,000	2,674
		18,089
Retail 8.2%		
Golden Nugget, 8.75%, 10/1/25 (1)	2,770	2,780
IRB Holding, 6.75%, 2/15/26 (1)	1,550	1,436
Men's Wearhouse, 7.00%, 7/1/22	1,530	1,555
Party City Holdings, 6.625%, 8/1/26 (1)	1,620	1,563
PF Chang's China Bistro, 10.25%, 6/30/20 (1)	2,950	2,795
Weight Watchers International, 8.625%, 12/1/25 (1)	2,980	3,096
		13,225
Services 6.8%		
Cloud Crane, 10.125%, 8/1/24 (1)	1,500	1,586
Garda World Security, 8.75%, 5/15/25 (1)	2,075	1,896
GFL Environmental, 5.375%, 3/1/23 (1)	1,024	932

BANK LOANS 5.6% (3)		
Energy 0.9%		
California Resources, FRN, 3M USD LIBOR + 4.75%, 7.395%, 12/31/22	1,500	1,509
		1,509
Healthcare 1.1%		
Envision Healthcare, FRN, 3M USD LIBOR + 3.75%, 6.186%, 10/10/25	1,915	1,838
		1,838
Retail 1.5%		
JCPenney, FRN, 3M USD LIBOR + 4.25%, 6.623%, 6/23/23	872	757
Neiman Marcus Group, FRN, 3M USD LIBOR + 3.25%, 6.016%, 10/25/20	873	755
PF Chang's China Bistro, FRN, 3M USD LIBOR + 5.00%, 7.736%, 9/1/22	837	821
		2,333
Technology & Electronics 1.0%		
Refinitiv US Holdings, FRN, 3M USD LIBOR + 3.75%, 6.148%, 10/1/25	1,620	1,576
		1,576
Telecommunications 1.1%		
Frontier Communications, FRN, 3M USD LIBOR + 3.75%, 6.516%, 6/15/24	1,936	1,842
		1,842
Total Bank Loans (Cost $9,409)		**9,098**
COMMON STOCKS 0.1%		
Media 0.1%		
Altice USA, Class A	7	129
Total Common Stocks (Cost $128)		**129**

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price High Yield Fund, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The U.S. High Yield Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund incepted on May 19, 2017. The fund seeks total return, and secondarily, current income. The fund has three classes of shares: the U.S. High Yield Fund (Investor Class), the U.S. High Yield Fund–Advisor Class (Advisor Class), and the U.S. High Yield Fund–I Class (I Class). Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries. I Class shares generally are available only to investors meeting a $1,000,000 minimum investment, although the minimum is generally waived for certain client accounts. The Advisor Class operates under a Board-approved Rule 12b-1 plan pursuant to which the class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services; the Investor and I Classes do not pay Rule 12b-1 fees. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity. Certain ratios in the accompanying Financial Highlights have been included to conform to the current year presentation.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared by each class daily and paid monthly. A capital gain distribution may also be declared and paid by the fund annually.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes and investment income are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares. To the extent any expenses are waived or reimbursed in accordance with an expense limitation (see Note 5), the waiver or reimbursement is charged to the applicable class or allocated across the classes in the same manner as the related expense. The Advisor Class pays Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Guidance In March 2017, the FASB issued amended guidance to shorten the amortization period for certain callable debt securities held at a premium. The guidance is effective for fiscal years and interim periods beginning after December 15, 2018. Adoption will have no effect on the fund’s net assets or results of operations.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Debt securities generally are traded in the over-the-counter (OTC) market and are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Equity securities listed or regularly traded on a securities exchange or in the OTC market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of troubled or thinly traded debt instruments, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on November 30, 2018 (for further detail by category, please refer to the accompanying Portfolio of Investments):

There were no material transfers between Levels 1 and 2 during the six months ended November 30, 2018.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Noninvestment-Grade Debt At November 30, 2018, approximately 76% of the fund’s net assets were invested, either directly or through its investment in T. Rowe Price institutional funds, in noninvestment-grade debt including “high yield” or “junk” bonds or leveraged loans. Noninvestment-grade debt issuers are more likely to suffer an adverse change in financial condition that would result in the inability to meet a financial obligation. The noninvestment-grade debt market may experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high-profile default, or a change in market sentiment. These events may decrease the ability of issuers to make principal and interest payments and adversely affect the liquidity or value, or both, of such securities. Accordingly, securities issued by such companies carry a higher risk of default and should be considered speculative.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Bank Loans The fund may invest in bank loans, which represent an interest in amounts owed by a borrower to a syndicate of lenders. Bank loans are generally noninvestment grade and often involve borrowers whose financial condition is highly leveraged. Bank loans may be in the form of either assignments or participations. A loan assignment transfers all legal, beneficial, and economic rights to the buyer, and transfer typically requires consent of both the borrower and agent. In contrast, a loan participation generally entitles the buyer to receive the cash flows from principal, interest, and any fee payments on a portion of a loan; however, the seller continues to hold legal title to that portion of the loan. As a result, the buyer of a loan participation generally has no direct recourse against the borrower and is exposed to credit risk of both the borrower and seller of the participation. Bank loans often have extended settlement periods, generally may be repaid at any time at the option of the borrower, and may require additional principal to be funded at the borrowers’ discretion at a later date (e.g. unfunded commitments and revolving debt instruments). Until settlement, the fund maintains liquid assets sufficient to settle its unfunded loan commitments. The fund reflects both the funded portion of a bank loan as well as its unfunded commitment in the Portfolio of Investments. However, if a credit agreement provides no initial funding of a tranche and funding of the full commitment at a future date(s) is at the borrower’s discretion and considered uncertain, a loan is reflected in the Portfolio of Investments only if, and only to the extent that, the fund has actually settled a funding commitment.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $109,609,000 and $69,363,000, respectively, for the six months ended November 30, 2018.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. As of May 31, 2018, the fund had $525,000 of available capital loss carryforwards.

At November 30, 2018, the cost of investments for federal income tax purposes was $163,315,000. Net unrealized loss aggregated $7,150,000 at period-end, of which $438,000 related to appreciated investments and $7,588,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.30% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.265% for assets in excess of $650 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At November 30, 2018, the effective annual group fee rate was 0.29%.

The Investor Class and Advisor Class are each subject to a contractual expense limitation through the limitation dates indicated in the table below. During the limitation period, Price Associates is required to waive its management fee or pay any expenses (excluding interest, expenses related to borrowings, taxes, brokerage, and other non-recurring expenses permitted by the investment management agreement) that would otherwise cause the class’s ratio of annualized total expenses to average net assets (net expense ratio) to exceed its expense limitation. Each class is required to repay Price Associates for expenses previously waived/paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s net expense ratio (after the repayment is taken into account) to exceed both: (1) the expense limitation in place at the time such amounts were waived; and (2) the class’s current expense limitation. However, no repayment will be made more than three years after the date of a payment or waiver.

The I Class is also subject to an operating expense limitation (I Class limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees, interest, expenses related to borrowings, taxes, brokerage, and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed the I Class limit. This agreement will continue through the limitation date indicated in the table below, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed both: (1) the I Class limit in place at the time such amounts were paid; and (2) the current I Class limit. However, no repayment will be made more than three years after the date of a payment or waiver.

Pursuant to these agreements, expenses were waived/paid by Price Associates during the six months ended November 30, 2018 as indicated in the table below. Including these amounts, expenses previously waived/paid by Price Associates in the amount of $603,000 remain subject to repayment by the fund at November 30, 2018. To the extent any expenses are waived or reimbursed in accordance with an expense limitation, the waiver or reimbursement is charged to the applicable class or allocated across the classes in the same manner as the related expense. Any repayment of expenses previously waived/paid by Price Associates during the period, if any, would be included in the net investment income and expense ratios relating to the activity of the fund presented on the accompanying Financial Highlights.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates, each an affiliate of the fund (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. For the six months ended November 30, 2018, expenses incurred pursuant to these service agreements were $34,000 for Price Associates and $46,000 for T. Rowe Price Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.

The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds, or the T. Rowe Price Short-Term Fund, a short-term bond fund (collectively, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending is invested in the T. Rowe Price Short-Term Fund. The Price Reserve Funds pay no investment management fees.

As of November 30, 2018, T. Rowe Price Group, Inc., or its wholly owned subsidiaries owned 2,147,205 shares of the I Class, representing 54% of the I Class’s net assets

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended November 30, 2018, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www3.troweprice.com/usis/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price High Yield Fund, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	January 18, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	January 18, 2019

		By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date	January 18, 2019